Exhibit 1.01
Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2016

This Conflict Minerals Report of Weatherford International plc (“Weatherford,” “we,” “our” or “Company”) is in accordance with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.

Company Overview
Weatherford is one of the largest multinational oilfield service companies providing innovative solutions, technology and services to the oil and gas industry. We operate in over 90 countries and have service and sales locations in nearly all of the oil and gas producing regions in the world. Weatherford is committed to a culture of compliance and committed to tracing the origins of its necessary conflict minerals to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility.

Product & Supply Chain Overview

We manage our business through three business groups: 1) Formation Evaluation and Well Construction 2) Completion and Production and 3) Land Drilling Rigs, which together include 14 product lines. We have evaluated our product lines and made a good faith determination that columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten (“conflict minerals” or “3TG”) were necessary for the production or functionality of some products manufactured or contracted for manufacture by Weatherford in calendar year 2016. These products include, but are not limited to, liner hanger systems, fishing recovery tools, rotating cement heads, downhole deployment valves, pressure control equipment, inflatable packers, casing packers, thru-tubing equipment, wellbore tubulars, casing and running tools, drilling casing bits, centralizers, float equipment, stimulation sleeves, expandable sand screens, composite plugs, inflow control devices, gravel pack systems, production packers, isolation valves, RFID enabled tools, subsurface safety valves, pressure pumping systems, continuous rod products, gas lift valve systems, rotaflex pump units, gas lift systems, power generation units, reciprocating rod lifts systems, flow measurement products, SurgeMaster®II tool, drilling rental tools, performance drilling tools, mechanized rig equipment, conventional tubular running equipment, pump and fluid systems, well servicing equipment, logging while drilling equipment, measurement while drilling equipment, directional drilling equipment, rotary steerable systems, managed pressure drilling systems, rotating control devices, advanced flow detection systems, and steady state continuous flow systems (collectively, “covered products”).

Weatherford’s global supply chain is complex with multiple levels of suppliers between us and downstream conflict minerals. Further, our covered products consist of many component materials and parts, with multiple suppliers potentially contributing to a single product. As a downstream company, we do not have direct visibility into, and are always many layers removed from, smelters or refiners of 3TG (“smelters”) and the associated mines of origin. We, therefore, rely on our direct suppliers (“tier 1”) and their suppliers (“tier 2”) to provide the information necessary to trace the source and chain of custody of 3TG that may exist in our covered products.

Reasonable Country of Origin Inquiry (RCOI)

This year, with continued refinement of our program and processes, we undertook an extensive manual review of numerous data sheets containing engineered design product information to identify direct suppliers in the supply chain of our manufacturing businesses falling within the scope of the Rule. This comprehensive review enabled us to refine the scope of the suppliers we believe are covered by the Rule by identifying specific product or products supplied to Weatherford that may contain 3TG. Our review identified 2,327 tier 1 suppliers within the scope of the Rule.

Weatherford, with the assistance of a third party consultant, contacted the 2,327 suppliers to request and collect information on a product-level as to the use and origin of 3TG. Utilizing the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were asked to provide information regarding the existence of 3TG in specifically identified materials and products sold to Weatherford, and the sourcing of these materials, with the ultimate goal of identifying the smelters and associated mine countries of origin connected to 3TG. If a supplier was unable to provide one or more product-specific CMRTs, the supplier could choose to provide a company level or user defined CMRT. This reporting year approximately 73% of suppliers responded on a product-level basis versus 13% suppliers responding on a product-level basis last year. Suppliers unable to provide a CMRT on their own behalf were requested to provide relevant information on their tier 2 suppliers. We then contacted these tier 2 suppliers, and subsequent tiers of suppliers as needed.

If suppliers did not respond to our request for information, we made multiple additional attempts to contact them via emails and telephone calls. Through our program and outreach, we continued extensive efforts to educate and inform suppliers who remain unfamiliar with conflict mineral rules and Weatherford’s related policies. If, after these efforts, a supplier still did not register within the system or provide the information requested, the matter was further escalated internally and there was direct outreach by a Weatherford.

RCOI Results

The response rate for those suppliers contacted this reporting year was 66% or 1,542 suppliers. This is an increase of 8% from the last reporting year. Of the 1,542 suppliers who responded, 27% indicated one or more conflict minerals exist in the suppliers’ materials or products sold to Weatherford and included in a covered product. Based on a reasonable country of origin inquiry, we have reason to believe that conflict minerals necessary to the functionality or production of our covered products may have originated in the Democratic Republic of the Congo or adjoining countries (“DRC”). We performed due diligence measures on the source and chain of custody of the necessary conflict minerals in our covered products, as described in this report.

Due Diligence

Design
The design of Weatherford’s due diligence framework conforms to the due diligence-related steps of Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, second edition.

Measures Undertaken

Once we received information from suppliers in the CMRT, we evaluated responses for plausibility, consistency, and gaps in information. If, during the evaluation, any quality control flags were raised regarding the veracity or accuracy of information, suppliers were automatically contacted again on a bi-weekly basis up to an additional 3 times to confirm or verify the information. Examples of quality control flags are:

•	One or more smelters were listed but no conflict mineral was listed;

•	Smelter information was not provided for a used conflict mineral, or smelter information provided was not a verified metal processor in the database of our third party consultant;

•	Supplier answered yes to sourcing from the DRC, but none of the smelters listed are known to source from the region;

•	Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers;

•	Supplier indicated they have not provided all applicable smelter information received; and

•	Supplier indicated 100% of the 3TG for products covered by the declaration originated from scrap/recycled sources, but one or more smelters listed are not known to be exclusive recyclers.

With the supplier information collected and evaluated as described above, we used information collected by industry groups and our third party consultant to verify the identified smelters. Through an outreach process we attempted to verify (1) the types of metal processing performed (including exclusive recycling), (2) the mine countries of origin of the conflict minerals, (3) the conflict-free certification status of the identified smelters, and (4) the due diligence measures being conducted for those entities that are not conflict-free certified. We compared the supplier identified smelters to the list of smelters which have received a “conflict free” designation based on internationally accepted audit standards of the (a) CFSI Conflict-Free Smelter Program, (b) the London Bullion Market Association Good Delivery Program and (c) the Responsible Jewellery Council Chain-of-Custody Certification. If the smelter was not certified by one of these internationally-recognized programs, we attempted to contact the smelter to gain more information about its sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the smelter takes to track the chain-of-custody on the source of its mineral ores. We also performed internet research to determine whether there were any outside sources of information regarding the smelter’s sourcing practices. If the smelters were non-responsive, additional attempts to contact them were made to gather information on mine country of origin and sourcing practices.

Due Diligence Results
Based on the smelter list provided by the suppliers who responded at the product-level and based on publicly available information, we have identified 316 (see Annex I) verified smelters that are within our supply chain. Of these smelters, 201 do not source from the DRC. Sixty-four of these smelters indicated sourcing within the DRC. Of those 64 smelters, all but one are certified as conflict-free. The uncertified smelter was determined to be inoperative prior to December 31, 2016. We were unable to validate the region of sourcing for 51 smelters.

Measures for Improvement

Weatherford’s conflict minerals policy can be found at www.weatherford.com/en/about-us/ethics-and-compliance/conflict-minerals-policy. The policy is also included within our supplier code of conduct (“Code of Conduct”) and can be found at http://http://www.weatherford.com/en/about-us/ethics-and-compliance/supplier-code-of-conduct. We continue to require all new suppliers from whom Weatherford procures raw materials and components used in Weatherford’s manufacturing operations to agree to the Code of Conduct and to complete a CMRT as part of the terms and conditions of doing business with Weatherford.
Weatherford continues to refine and improve its processes related to the scoping of suppliers covered by the Rule and the tracing and responsible sourcing of 3TG. Future steps to mitigate and address the risk that 3TG contained in our covered products could directly or indirectly finance or benefit armed groups in the DRC may include, but are not limited to:

•	Strengthen the quality of supplier data and product data to more accurately identify 3TG in our covered products and supply chain;

•	Continue to enhance automation and improve efficiency of data gathering with our third party consultant in order to increase the supplier response rate;

•	Improve our ability to identify and trace 3TG to the smelters and associated countries of origin;

•	Continue to engage with our suppliers to provide ongoing education regarding 3TG, Weatherford’s conflict minerals policy and encourage or require their sourcing from conflict-free smelters; and

•	Develop standardized training related to conflict minerals for employees in engineering, manufacturing, supply chain, legal and compliance.
This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “expects,” “plans,” “intends,” “will,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under Rule 13p-1 of the Securities Exchange Act of 1934, as amended.

Annex I

The table below is an aggregation of data provided by the Weatherford’s suppliers through March 31, 2017 and lists smelters within our supply chain that either do not source 3TG from the DRC or we were unable to validate the region of sourcing.

Metal	Smelter/Refiner Name	Certification Status	Mine Countries of Origin
Gold	Abington Reldan Metals, LLC	CFSP - Active	No known country of origin
Gold	Advanced Chemical Company	CFSP	United States, Peru, Indonesia
Gold	Aida Chemical Industries Co., Ltd.	CFSP	Recycle/Scrap, Canada, Japan, Bolivia, Peru, Portugal, Spain
Gold	Al Etihad Gold	CFSP	No known country of origin
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, RJC, CFSP	Recycle/Scrap, Philippines, Japan, China, Brazil, Sierra Leone, Thailand, Nigeria, Laos, Germany
Gold	AngloGold Ashanti	LBMA, CFSP	Brazil, South Africa, Australia
Gold	Argor-Heraeus SA	LBMA, RJC, CFSP	Argentina, Singapore, Hong Kong, Philippines, China, South Africa, Chile, Switzerland, Indonesia
Gold	Asahi Pretec Corporation	LBMA, CFSP
Myanmar, Papua New Guinea, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Guinea, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Recycle/Scrap, Uzbekistan, United Kingdom, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Asahi Refining Canada Limited	LBMA, CFSP	Canada, Japan, Australia
Gold	Asahi Refining USA Inc.	LBMA, CFSP	Canada, Hong Kong, United States, China, Uzbekistan, Malaysia, Bermuda, Chile, Australia, Peru, Indonesia
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Turkey, Brazil, Australia, Indonesia
Gold	AU Traders and Refiners	RJC, CFSP	No known country of origin
Gold	Aurubis AG	LBMA, CFSP	Recycle/Scrap, Canada, Hong Kong, United States, China, Japan, Brazil, Germany, Indonesia
Gold	Bangalore Refinery	CFSP - Active	No known country of origin
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, CFSP	Canada, Philippines, China, Brazil, Italy, Indonesia
Gold	Boliden AB	LBMA, CFSP	Canada, Sweden, Ireland, China, Finland, Indonesia
Gold	C. Hafner GmbH + Co. KG	LBMA, RJC, CFSP	China, Japan, Brazil, Chile, Australia, Peru, Germany
Gold	Caridad		Japan, China, Korea, Republic of, Mexico, Chile, Bolivia
Gold	Cendres + Métaux SA	CFSP - Active	Recycle/Scrap, Australia, Switzerland, Germany

Gold	Chimet S.p.A.	LBMA, CFSP	Recycle/Scrap, Turkey, Mexico, Italy, Australia
Gold	China Gold International Resources Corp. Ltd		Mongolia, China
Gold	Chugai Mining		Canada, United States, Japan, Australia, Chile, Peru, Indonesia
Gold	Daejin Indus Co., Ltd.	CFSP	Japan, Korea, Republic of
Gold	Daye Non-Ferrous Metals Mining Ltd.	LBMA	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Chile, Australia
Gold	DODUCO GmbH	CFSP	Recycle/Scrap, Canada, Hong Kong, United States, China, Japan, Australia, Chile, Peru, Germany
Gold	Dowa	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	DSC (Do Sung Corporation)	CFSP	Recycle/Scrap, Korea, Republic of, Brazil, South Africa, Australia
Gold	Eco-System Recycling Co., Ltd.	CFSP	Recycle/Scrap, Canada, Mozambique, Japan, Australia, Bolivia, Indonesia
Gold	Emirates Gold DMCC	CFSP	United Arab Emirates
Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe
Gold	Gansu Seemine Material Hi-Tech Co Ltd		China
Gold	Geib Refining Corporation	CFSP	United States, China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd	LBMA, CFSP	Papua New Guinea, Russian Federation, Japan, Malaysia, Bolivia, Canada, Mongolia, Mozambique, China, Poland, Brazil, Australia, Peru, Tajikistan, Kyrgyzstan, Indonesia
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	LBMA	Russian Federation, China
Gold	Guangdong Jinding Gold Limited		China, Taiwan, Brazil, Australia, Peru
Gold	Gujarat Gold Centre		No known country of origin
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China, Korea, Republic of
Gold	Heimerle + Meule GmbH	LBMA, CFSP	Recycle/Scrap, Hong Kong, Philippines, Malaysia, Canada, Austria, Mongolia, Mozambique, China, South Africa, Mexico, Jersey, Australia, Germany

Gold	Henan Yuguang Gold & Lead Co., Ltd.		No known country of origin
Gold	Heraeus Metals Hong Kong Ltd	LBMA, RJC, CFSP	Singapore, Viet Nam, Hong Kong, Philippines, Japan, Malaysia, Thailand, Switzerland, Canada, Mozambique, China, Taiwan, South Africa, Australia, France, Peru, Laos, Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	LBMA, CFSP	Hong Kong, United States, Malaysia, United Arab Emirates, Bolivia, Switzerland, Saudi Arabia, Turkey, China, Jersey, Australia, Chile, Peru, Germany
Gold	Hunan Chenzhou Mining Co., Ltd.		Canada, Mozambique, China, Australia, Switzerland
Gold	HwaSeong CJ Co. Ltd		Canada, Hong Kong, United States, China, Japan, Korea, Republic of, Mexico, Australia
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	LBMA, CFSP	Mongolia, China, Mexico
Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, CFSP	Canada, United States, Japan, China, Australia
Gold	Istanbul Gold Refinery	LBMA, CFSP	Turkey
Gold	Italpreziosi S.p.A.	RJC	No known country of origin
Gold	Japan Mint	LBMA, CFSP	Japan, Italy, Mexico, Australia
Gold	Jinlong Copper Co., Ltd.		United States, China
Gold	Johnson Matthey Chemicals Ltd.		No known country of origin
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	LBMA, CFSP	Canada, Russian Federation, Japan, Australia
Gold	JSC Uralelectromed	LBMA, CFSP	Russian Federation, Taiwan, Brazil, Australia, Switzerland
Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, CFSP	Saudi Arabia, Taiwan, United Kingdom, Chile, Indonesia
Gold	Kaloti Precious Metals		United Arab Emirates
Gold	Kazzinc	LBMA, CFSP	China, Japan, Taiwan, Kazakhstan, Australia, Peru, Switzerland
Gold	Kennecott Utah Copper LLC	LBMA, RJC, CFSP	China
Gold	KGHM Polska Miedź Spółka Akcyjna	CFSP - Active	Chile
Gold	Kojima Chemicals Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Korea Zinc Co., Ltd.	CFSP	No known country of origin
Gold	Kyrgyzaltyn JSC	LBMA, CFSP	Brazil, Australia, Kyrgyzstan

Gold	L'azurde Company For Jewelry		Saudi Arabia, Canada, Japan, Taiwan, Australia
Gold	Lingbao Gold Company Ltd.		China
Gold	Lingbao Jinyuan Mining Co., Ltd.		No known country of origin
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.		China
Gold	LS-NIKKO Copper Inc.	LBMA, CFSP	Singapore, Hong Kong, United States, Japan, Kazakhstan, India, China, Korea, Republic of, Brazil, Mexico, South Africa, Chile, Australia, Peru, Indonesia
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China
Gold	Materion	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Matsuda Sangyo Co., Ltd.	LBMA, CFSP	Canada, Hong Kong, United States, Japan, China, United Kingdom, Australia, Indonesia
Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, RJC, CFSP	Hong Kong, United States, China, Japan, Australia, Peru, Switzerland
Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, RJC, CFSP	Singapore, China, Switzerland
Gold	Metalor Technologies (Suzhou) Co Ltd	RJC, CFSP	China, South Africa
Gold	Metalor Technologies SA	LBMA, RJC, CFSP	Canada, Sweden, Hong Kong, Belgium, United States, China, United Kingdom, Switzerland, Indonesia
Gold	Metalor USA Refining Corporation	LBMA, RJC, CFSP	Canada, United States, China, Mexico, Switzerland
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	LBMA, CFSP	China, Mexico
Gold	Mitsui Mining and Smelting Co., Ltd.	LBMA, CFSP	Canada, China, Japan, Australia
Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, RJC, CFSP	United States, India
Gold	Modeltech Sdn Bhd	CFSP - Active	No known country of origin
Gold	Morris and Watson		New Zealand, Recycle/Scrap, United States
Gold	Moscow Special Alloys Processing Plant	LBMA, CFSP	Russian Federation, China, Bolivia

Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	LBMA, CFSP	Saudi Arabia, Turkey, United Arab Emirates
Gold	Navoi Mining and Metallurgical Combinat	LBMA, CFSP - Active	United States, China, Uzbekistan, Indonesia
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	RJC, CFSP	Austria, Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	LBMA, CFSP	Russian Federation
Gold	OJSC Novosibirsk Refinery	LBMA, CFSP	Canada, Russian Federation, Philippines, China, Brazil, Italy, Malaysia, Bolivia, Peru, Switzerland
Gold	PAMP S.A.	LBMA, RJC, CFSP	Canada, Hong Kong, United States, China, Japan, United Kingdom, South Africa, Mexico, Australia, Switzerland, Indonesia
Gold	Penglai Penggang Gold Industry Co Ltd		China
Gold	PT Aneka Tambang (Persero) Tbk	LBMA, CFSP	Canada, Brazil, Malaysia, Bolivia, Chile, Australia, Peru, Switzerland, Ethiopia, Germany, Indonesia
Gold	PX Precinox SA	LBMA, RJC, CFSP	Canada, Mozambique, Australia, Switzerland
Gold	Remondis Argentia B.V.		No known country of origin
Gold	Republic Metals Corporation	LBMA, RJC, CFSP	United States
Gold	Royal Canadian Mint	LBMA, CFSP	Canada, United States, Japan, Guyana, Mexico, Suriname, Chile, Peru, Switzerland, Germany
Gold	SAAMP	RJC	No known country of origin
Gold	Sabin Metal Corp.		Canada, Russian Federation, United States, China, Brazil, Mexico, Portugal
Gold	SAFINA A.S.	CFSP - Active	Czech Republic
Gold	Sai Refinery		No known country of origin
Gold	SAMWON METALS Corp.		Canada, Sweden, Hong Kong, China, Korea, Republic of, Australia
Gold	SAXONIA Edelmetalle GmbH	CFSP	Germany
Gold	Schone Edelmetaal B.V.	LBMA, CFSP	Netherlands, Hong Kong, Belgium, China, Australia
Gold	SEMPSA Joyería Platería SA	LBMA, CFSP	Spain

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		Russian Federation
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, CFSP	United States, Japan, China
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, CFSP	No known country of origin
Gold	Singway Technology Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	So Accurate Group, Inc.		United States, China, Thailand
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	LBMA, CFSP	Russian Federation, Taiwan, Germany
Gold	Solar Applied Materials Technology Corp.	LBMA, CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Sudan Gold Refinery		No known country of origin
Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, CFSP	Philippines, Japan, Chile, Indonesia
Gold	T.C.A S.p.A	LBMA, CFSP	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, CFSP	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Bolivia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Australia, Chile, Indonesia
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	LBMA, CFSP	China, Peru
Gold	Tokuriki Honten Co., Ltd.	LBMA, CFSP	Canada, Hong Kong, United States, Japan, China, Chile, Australia, Peru
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.		China
Gold	Tony Goetz NV	CFSP - Active	No known country of origin
Gold	Torecom	CFSP	Russian Federation, China, Brazil, Korea, Republic of, Mexico, Chile, Bolivia, Indonesia
Gold	Umicore Brasil Ltda.	LBMA, CFSP	Austria, Japan, Brazil

Gold	Umicore Precious Metals Thailand	RJC, CFSP	United States, China, Thailand, Peru
Gold	Umicore SA Business Unit Precious Metals Refining	LBMA, CFSP	Canada, China, Japan, Bolivia
Gold	United Precious Metal Refining, Inc.	RJC, CFSP	Canada, Russian Federation, Belgium, United States, China, Japan, Thailand, Australia, Bolivia, Peru, Switzerland, Indonesia
Gold	Universal Precious Metals Refining Zambia		No known country of origin
Gold	Valcambi SA	LBMA, RJC, CFSP	Hong Kong, China, Japan, Taiwan, Australia, Switzerland, Germany
Gold	Western Australian Mint trading as The Perth Mint	LBMA, CFSP	Papua New Guinea, Hong Kong, Guinea, China, Korea, Republic of, Bolivia, Chile, Australia, Peru
Gold	WIELAND Edelmetalle GmbH	CFSP	Germany
Gold	Yamamoto Precious Metal Co., Ltd.	CFSP	Canada, Mozambique, United States, China, Japan, Brazil, Australia
Gold	Yokohama Metal Co., Ltd.	CFSP	China, Japan, Brazil, Malaysia, Spain
Gold	Yunnan Copper Industry Co Ltd		Canada, China, Chile
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, CFSP	Canada, Mongolia, Mozambique, China, Philippines, Australia, Thailand, Laos, Switzerland, Germany, Ethiopia
Tantalum	D Block Metals, LLC	CFSP	United States
Tantalum	Exotech Inc.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	FIR Metals & Resource Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Israel, Australia, Indonesia, Estonia

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CFSP	No known country of origin
Tantalum	Jiangxi Tuohong New Raw Material	CFSP	No known country of origin
Tantalum	King-Tan Tantalum Industry Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Metallurgical Products India Pvt., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Mineração Taboca S.A.	CFSP	Brazil
Tantalum	Mitsui Mining and Smelting Co., Ltd.	CFSP	Japan, Brazil, United Kingdom, Malaysia, Chile, Australia
Tantalum	Molycorp Silmet AS	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Power Resources Ltd.	CFSP	No known country of origin
Tantalum	QuantumClean	CFSP	United States, Poland, Brazil
Tantalum	Resind Indústria e Comércio Ltda.	CFSP	No known country of origin
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CFSP	Russian Federation, China, Peru
Tantalum	Solikamsk Magnesium Works OAO	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Telex Metals	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Tranzact, Inc.	CFSP	United States
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	CFSP	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	5NPLUS		No known country of origin
Tin	Alpha	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Sweden, Netherlands, China, Ireland, Slovakia, France, Nigeria, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	An Thai Minerals Company Limited		No known country of origin
Tin	An Vinh Joint Stock Mineral Processing Company		Viet Nam, Turkey, Brazil
Tin	Aoki Laboratories Ltd.		No known country of origin
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CFSP	China
Tin	CNMC (Guangxi) PGMA Co. Ltd.		Canada, Belgium, United States, China, Brazil, Malaysia, Chile, Bolivia, France, Thailand, Peru, Indonesia
Tin	Cooperativa Metalurgica de Rondônia Ltda.	CFSP	Brazil, Australia, Peru
Tin	CV Ayi Jaya	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV Dua Sekawan	CFSP	No known country of origin

Tin	CV Gita Pesona	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	CV Serumpun Sebalai	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV Tiga Sekawan	CFSP	No known country of origin
Tin	Dowa	CFSP	No known country of origin
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CFSP - Active	Canada, Viet Nam, United States, China, Brazil, Chile
Tin	Elmet S.A. de C.V.		No known country of origin
Tin	Elmet S.L.U.	CFSP	Spain
Tin	Estanho de Rondônia S.A.		Taiwan, Brazil
Tin	Fenix Metals	CFSP	Recycle/Scrap, China, Brazil, Poland, Australia, Kazakhstan, Bolivia, Peru, Indonesia
Tin	Gejiu Fengming Metallurgy Chemical Plant	CFSP	No known country of origin
Tin	Gejiu Jinye Mineral Company	CFSP	No known country of origin
Tin	Gejiu Kai Meng Industry and Trade LLC	CFSP - Active	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CFSP - Active	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.		No known country of origin
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CFSP	No known country of origin

Tin	HuiChang Hill Tin Industry Co., Ltd.	CFSP	No known country of origin
Tin	Huichang Jinshunda Tin Co. Ltd	CFSP - Active	China
Tin	Jean Goldschmidt International SA		Belgium, China
Tin	Melt Metais e Ligas S.A.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Metallic Resources, Inc.	CFSP	United States
Tin	Mineração Taboca S.A.	CFSP	Brazil, Thailand
Tin	Minsur	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Mitsubishi Materials Corporation	CFSP	Canada, Papua New Guinea, Japan, Indonesia
Tin	Modeltech Sdn Bhd	CFSP - Active	No known country of origin
Tin	Nankang Nanshan Tin Co., Ltd.	CFSP - Active	Russian Federation, China, Bolivia, Portugal
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Viet Nam, Estonia
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CFSP	Netherlands, Philippines, China, Thailand
Tin	O.M. Manufacturing Philippines, Inc.	CFSP	Canada, Philippines, China, Japan, Brazil, Malaysia, Bolivia, Peru
Tin	PT Aries Kencana Sejahtera	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Artha Cipta Langgeng	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT ATD Makmur Mandiri Jaya	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Babel Inti Perkasa	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bangka Prima Tin	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Belitung Industri Sejahtera	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Cipta Persada Mulia		Singapore, United States, Japan, Kazakhstan, India, China, Brazil, Korea, Republic of, South Africa, Chile, Australia, Peru, Indonesia
Tin	PT DS Jaya Abadi	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Poland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Inti Stania Prima	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Karimun Mining	CFSP	Russian Federation, Indonesia
Tin	PT Kijang Jaya Mandiri	CFSP	No known country of origin
Tin	PT Mitra Stania Prima	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Kyrgyzstan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT O.M. Indonesia	CFSP	No known country of origin
Tin	PT Panca Mega Persada	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Prima Timah Utama	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Refined Bangka Tin	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Sariwiguna Binasentosa	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Sukses Inti Makmur	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Tirus Putra Mandiri		China, Indonesia
Tin	PT Tommy Utama	CFSP	Indonesia

Tin	Resind Indústria e Comércio Ltda.	CFSP	No known country of origin
Tin	Rui Da Hung	CFSP	Japan, China, Taiwan, Brazil
Tin	Soft Metais Ltda.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Viet Nam, Indonesia
Tin	White Solder Metalurgia e Mineração Ltda.	CFSP	China, Brazil, Thailand, Peru, Germany
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CFSP - Active	Recycle/Scrap, Singapore, China
Tin	Yunnan Tin Company Limited	CFSP	Myanmar, Hong Kong, United States, Malaysia, Bolivia, Canada, Belgium, China, Brazil, Australia, Peru, Germany, Ethiopia, Indonesia
Tin	Yuntinic Chemical GmbH		No known country of origin
Tungsten	ACL Metais Eireli		No known country of origin
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.		No known country of origin
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Global Tungsten & Powders Corp.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	H.C. Starck Smelting GmbH & Co. KG	CFSP	No known country of origin
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Japan New Metals Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CFSP	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.		No known country of origin
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.		China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CFSP	China, Korea, Republic of
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CFSP	Argentina, Papua New Guinea, Singapore, United States, Guinea, Japan, Canada, China, Brazil, Mexico, Chile, Australia, Peru
Tungsten	Kennametal Fallon	CFSP	Recycle/Scrap, Russian Federation, Viet Nam, United States, China, Bolivia, Portugal
Tungsten	Kennametal Huntsville	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Moliren Ltd	CFSP	No known country of origin

Tungsten	Niagara Refining LLC	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Nippon Tungsten (Shanghai) Commerce Co., Ltd.		No known country of origin
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Philippine Chuangxin Industrial Co., Inc.	CFSP	No known country of origin
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CFSP	No known country of origin
Tungsten	TaeguTec Ltd.		No known country of origin
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Unecha Refractory Metals Plant	CFSP	No known country of origin
Tungsten	Wolfram Bergbau und Hütten AG	CFSP	Austria, China, Australia
Tungsten	Woltech Korea Co., Ltd.	CFSP	No known country of origin
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CFSP	No known country of origin
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

The table below is an aggregation of data provided by the Weatherford’s suppliers through March 31, 2017 and lists smelters within our supply chain that source 3 TG from the DRC.

Metal	Smelter/Refiner Name	Certification Status	Mine Countries of Origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, CFSP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Uzbekistan, Zambia, Switzerland, Canada, China, Brazil, Mexico, Australia, Chile, Peru, Germany
Gold	Asaka Riken Co., Ltd.	CFSP	Recycle/Scrap, Armenia, Burundi, Mozambique, Niger, Japan, Rwanda, Mexico, Nigeria
Gold	CCR Refinery - Glencore Canada Corporation	LBMA, CFSP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Zambia, Switzerland, Canada, China, Australia, Chile, Peru, Germany, Indonesia
Gold	Jiangxi Copper Company Limited	LBMA, CFSP	United States, Japan, China, Rwanda, Chile
Gold	Mitsubishi Materials Corporation	LBMA, CFSP	Canada, Papua New Guinea, Austria, Mongolia, Mozambique, Hong Kong, Japan, United Kingdom, Congo (Brazzaville), Chile
Gold	Nihon Material Co., Ltd.	LBMA, CFSP	DRC- Congo (Kinshasa), Niger, Japan, Rwanda, Malaysia, Thailand, Bolivia, Portugal, Switzerland, Spain, Canada, Mozambique, China, Brazil, Chile, Australia, Nigeria, Peru, Indonesia
Gold	Prioksky Plant of Non-Ferrous Metals	LBMA, CFSP	Russian Federation, Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Ethiopia, Germany
Gold	Rand Refinery (Pty) Ltd.	LBMA, CFSP
DRC- Congo (Kinshasa), Papua New Guinea, Hong Kong, Guinea, Philippines, Tanzania, Malaysia, Ghana, Switzerland, Canada, Austria, Mozambique, Mali, Namibia, China, South Africa, Jersey, Australia, Germany

Gold	Samduck Precious Metals	CFSP	United States, Japan, Rwanda, Sierra Leone, Bolivia, Thailand, India, Canada, Mozambique, Namibia, China, Korea, Republic of, Brazil, Zimbabwe, Australia, Germany, Ethiopia
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CFSP	DRC- Congo (Kinshasa), Canada, Russian Federation, Mozambique, China, Brazil, Australia, Thailand
Tantalum	Conghua Tantalum and Niobium Smeltry	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Duoluoshan	CFSP
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Indonesia, Estonia

Tantalum	F&X Electro-Materials Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Global Advanced Metals Aizu	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Global Advanced Metals Boyertown	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	H.C. Starck Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	H.C. Starck Hermsdorf GmbH	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Inc.	CFSP	Burundi, United States, Japan, Rwanda, Sierra Leone, Congo (Brazzaville), Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Nigeria, Australia, Ethiopia, Germany
Tantalum	H.C. Starck Ltd.	CFSP	Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, China, Namibia, Brazil, Zimbabwe, Australia, Germany, Ethiopia
Tantalum	H.C. Starck Smelting GmbH & Co. KG	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Tantalum and Niobium GmbH	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Hi-Temp Specialty Metals, Inc.	CFSP	Mozambique, United States, China, Namibia, Rwanda, Brazil, Zimbabwe, Sierra Leone, Bolivia, Australia, Ethiopia, India
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Italy, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	KEMET Blue Metals	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Mali, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Ghana, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Guinea, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Kemet Blue Powder	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	LSM Brasil S.A.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Taki Chemical Co., Ltd.	CFSP
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Ulba Metallurgical Plant JSC	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), Belarus, India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CFSP	DRC- Congo (Kinshasa), Russian Federation, Burundi, Niger, China, Japan, Rwanda, Brazil, Malaysia, Kazakhstan, Nigeria
Tin	China Tin Group Co., Ltd.	CFSP	DRC- Congo (Kinshasa), Russian Federation, United States, China, Mexico, Switzerland, Indonesia
Tin	CV United Smelting	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	CV Venus Inti Perkasa	CFSP	Canada, Japan, Guyana, Mexico, Suriname, Congo (Brazzaville), Chile, Switzerland, Peru, Germany, Indonesia
Tin	EM Vinto	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Magnu's Minerais Metais e Ligas Ltda.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Malaysia Smelting Corporation (MSC)	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Tanzania, Zambia, Congo (Brazzaville), India, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Netherlands, Ireland, China, Slovakia, France, United Kingdom, Kenya, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Metallo-Chimique N.V.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Operaciones Metalurgical S.A.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bangka Tin Industry	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bukit Timah	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Bolivia, Thailand, Netherlands, Ireland, China, Poland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Eunindo Usaha Mandiri	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Justindo		Burundi, Mozambique, Niger, China, Rwanda, Brazil, Malaysia, Nigeria, Australia, Switzerland, Ethiopia, Indonesia

Tin	PT Stanindo Inti Perkasa	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Armenia, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Sumber Jaya Indah	CFSP	Niger, China, Japan, Rwanda, Brazil, Malaysia, Thailand, Nigeria, Bolivia, Ethiopia, India, Indonesia
Tin	PT Timah (Persero) Tbk Kundur	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Timah (Persero) Tbk Mentok	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Tinindo Inter Nusa	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Thaisarco	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Morocco, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Poland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tin	VQB Mineral and Trading Group JSC	CFSP	DRC- Congo (Kinshasa), Viet Nam, China, Japan, Malaysia, Peru, Indonesia
Tungsten	A.L.M.T. Corp.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Asia Tungsten Products Vietnam Ltd.	CFSP
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	H.C. Starck Tungsten GmbH	CFSP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Hydrometallurg, JSC	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CFSP	DRC- Congo (Kinshasa), Canada, Russian Federation, China, Brazil, Malaysia, Australia, Bolivia, Peru, Indonesia

Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Bolivia, Thailand, Netherlands, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CFSP	Russian Federation, Burundi, Niger, Rwanda, Malaysia, Thailand, Bolivia, Spain, Canada, China, Brazil, Mexico, Australia, Nigeria
Tungsten	Xiamen Tungsten Co., Ltd.	CFSP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia